                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive proxy statement.

[ ]  Definitive additional materials.

[ ]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12.

                              UNITED BANCORP, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of security to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                              UNITED BANCORP, INC.
                                  201 S. FOURTH
                            MARTINS FERRY, OHIO 43935

                                 March 26, 2007

To Our Shareholders:

          You are cordially invited to attend the Annual Meeting of the Shareholders to be held on Wednesday April 18, 2007, at 2:00 p.m. local time, at The Citizens Savings Bank's main office, 201 South Fourth Street, Martins Ferry, Ohio.

          The Annual Certified Audit of United Bancorp, Inc. is enclosed for your review prior to attending our Annual Meeting.

          Payment of our regular first quarter cash dividend was made by separate mailing on March 20th. Whether or not you received your dividend check in a separate mailing is dependent upon your level of participation in our Dividend Reinvestment Plan, Direct Deposit Program or whether your stock is being held for you in a broker name. NO PAYMENT HAS BEEN INCLUDED WITH THIS MAILING OF OUR PROXY MATERIALS.

          It is important that your shares are voted, and we hope that you will attend the Annual Meeting. Please vote by executing and returning the enclosed form of Proxy or follow the instructions to vote electronically on the Internet or by phone.

                                        Very truly yours,


                                        /s/ James W. Everson
                                        ----------------------------------------
                                        James W. Everson
                                        Chairman, President and Chief Executive
                                        Officer

Enclosures

                              UNITED BANCORP, INC.
                         201 S. FOURTH AT HICKORY STREET
                            MARTINS FERRY, OHIO 43935

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 18, 2007

TO THE SHAREHOLDERS OF
UNITED BANCORP, INC.                                              March 26, 2007

          The Annual Meeting of Shareholders of United Bancorp, Inc. will be held at 201 South 4th, Martins Ferry, Ohio, April 18, 2007, at 2:00 p.m. local time for the purpose of considering and voting upon the following matters as more fully described in the Proxy Statement.

PROPOSALS:

          1.   ELECTION OF DIRECTORS - To elect FOUR directors.

          2. OTHER BUSINESS - To transact any other business which may properly come before the meeting or any adjournment of it.

          Shareholders of record at the close of business on March 9, 2007 will be entitled to vote the number of shares held of record in their names on that date.

          We urge you to sign and return the enclosed proxy as promptly as possible or vote via the phone or Internet, whether or not you plan to attend the meeting in person. This proxy may be revoked prior to its exercise.

                                        By Order of the Board of Directors


                                        /s/ Norman F. Assenza, Jr.
                                        ----------------------------------------
                                        Norman F. Assenza, Jr.
                                        Secretary

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY FORM(S) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE AT HOME BY PHONE OR INTERNET. PLEASE SEE ENCLOSED INFORMATION ON HOW TO TAKE ADVANTAGE OF THIS CONVENIENT WAY TO VOTE.

                              UNITED BANCORP, INC.
                              201 SOUTH 4TH STREET
                            MARTINS FERRY, OHIO 43935

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                     SHAREHOLDERS TO BE HELD APRIL 18, 2007

                                  INTRODUCTION

          This Proxy Statement is being furnished to shareholders of United Bancorp, Inc. ("United Bancorp" or the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders, and any adjournment thereof, to be held at the time and place set forth in the accompanying notice ("Annual Meeting"). This Proxy Statement and the enclosed proxy are first being sent to shareholders on or about March 26, 2007.

          At the Annual Meeting, shareholders of the Corporation will be asked to elect four directors.

VOTING AND REVOCATION OF PROXIES

          Just indicate on the enclosed proxy card how you want to vote, and sign, date and return it as soon as possible in the enclosed envelope or submit a proxy over the Internet or by telephone by following the instructions on the enclosed proxy card. Where properly executed proxy cards are returned but no such instructions are given, the shares will be voted "For" the election to the Board of Directors of the persons nominated by the Board of Directors of the Corporation.

          The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. However, shareholders may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Corporation a written notice of revocation, by delivering to the Corporation a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Written notices of revoked proxies may be directed to Norman
F. Assenza, Jr., Secretary, 201 South 4th Street, Martins Ferry, Ohio 43935.

SOLICITATION OF PROXIES

          The cost of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Corporation, through its directors, officers and regular employees, may also solicit proxies personally or by telephone, e-mail or telecopy without additional compensation. The Corporation will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

                               MEETING INFORMATION

DATE, PLACE AND TIME

          The Annual Meeting of Shareholders of the Corporation will be held on Wednesday, April 18, 2007, at 2:00 p.m., local time, at The Citizens Savings Bank, 201 South 4th Street, Martins Ferry, Ohio.

RECORD DATE, VOTING RIGHTS

          Only the Corporation's common shares can be voted at the Annual Meeting. Each share entitles its owner to one vote on all matters.

          The close of business on March 9, 2007 (the "Record Date"), has been fixed as the record date for the determination of shareholders entitled to vote at the Annual Meeting. There were approximately 2,000 record holders of the Corporation's common shares and 5,058,190 of the Corporation's common shares outstanding as of the Record Date.

          The presence in person or by proxy of a majority of the outstanding common shares of the Corporation entitled to vote at the meeting constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum.

          The nominees for director who receive the largest number of votes cast "For" will be elected as directors. Shares represented at the Annual Meeting in person or by proxy but withheld or otherwise not cast for the election of directors will have no impact on the outcome of the election of directors.

                           OWNERSHIP OF VOTING SHARES

          As of the Record Date, the following person was the only shareholder known to the Company to be the beneficial owner of more than 5% of the Company's outstanding common shares:

                                Shares of Common    Percent
Person                            Stock Owned      of Class
------                          ----------------   --------
United Bancorp, Inc. Employee
   Stock Ownership Plan (1)
   201 South Fourth Street,
   Martins Ferry, OH 43935           354,551         7.0%

----------
1. Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee may vote unallocated shares, and allocated shares for which no timely voting instructions are received, in accordance with its fiduciary duties. As of the Record Date no shares had been allocated to participants' accounts and 354,551 shares remain unallocated under the ESOP.

          The following table sets forth the beneficial ownership of the Corporation's common shares by each of the Corporation's directors and the Corporation's named executive officers, and the directors and executive officers as a group, as of December 31, 2006.

                              COMMON SHARES
NAME OF BENEFICIAL OWNER         OWNED(1)     PERCENT OF CLASS
------------------------      -------------   ----------------
Michael J. Arciello               16,719               *
James W. Everson (2)             172,744             3.4%
John M. Hoopingarner               8,702               *
Terry A. McGhee                   20,369               *
L. E. Richardson, Jr. (3)         89,002             1.8%
Richard L. Riesbeck (4)           24,858               *
Matthew C. Thomas (5)             36,640               *
Scott A. Everson                   9,326               *
Randall M. Greenwood (6)          16,903               *
James A. Lodes                    10,161               *
Norman F. Assenza, Jr.            17,078               *

All Directors and Executive
   Officers as a Group
   (20 in group)                 522,748             9.4%

*    Ownership is less than 1% of the class.

----------
1. Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

2.   Includes 69,997 shares subject to shared voting and investment power.

3.   Includes 394 shares subject to options which are currently exercisable.

4.   Includes 17,651 shares subject to shared voting and investment power.

5.   Includes 5,936 shares subject to shared voting and investment power.

6.   Includes 9,943 shares subject to options which are currently exercisable.

          Shares beneficially owned by directors and officers of United Bancorp and its subsidiaries, and shares beneficially owned by employees through the Corporation's 401(k) and ESOP employee benefit plans totaled 943,300 Shares, or 18.7% of all outstanding shares of the Corporation, as of December 31, 2006.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

          The Code of Regulations of the Corporation provides that the Board of Directors of the Corporation shall be divided into classes. Ohio law requires that there be at least three directors in each class. Each class shall hold office for a term of two years. At the Annual Meeting, four directors will be elected to a two-year term expiring in 2009.

          The nominees for election at the Annual Meeting are James W. Everson, John M. Hoopingarner, Richard L. Riesbeck and Matthew C. Thomas, each of whom is currently a director of the Corporation. Mr. James W. Everson, Director, Chairman, President and Chief Executive Officer of the Corporation, is the father of Mr. Scott A. Everson, Senior Vice President & Chief Operating Officer of the Corporation.

          The Board of Directors has determined that all Directors have met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards with the exception of James W. Everson, who is the Chief Executive Officer of the Corporation. Directors deemed independent by the Board of Directors include Michael J. Arciello, John M. Hoopingarner, Terry A. McGhee, L. E. Richardson, Jr., Richard L. Riesbeck and Matthew C. Thomas. In making its determination regarding the independence of all directors and nominees for director, the Nominating and Governance Committee and the Board of Directors reviewed and the board considered the following related party transaction.

          Director Riesbeck: United Bancorp, through its subsidiary, The Citizens Savings Bank, pursuant to the terms of a lease entered into on April 1, 1998, paid Riesbeck Food Markets, Inc. $26,004 in 2006, and over the 5-year fixed term of the lease payments will total $130,020 as lease payments for space used in an in-store banking location at St. Clairsville, Ohio. Mr. Riesbeck is an officer, director and shareholder of Riesbeck Food Markets, Inc. Management believes the lease between Riesbeck Food Markets, Inc. and the Corporation was made on an arms-length basis. Management employed a third party consulting firm that specializes in grocery store banking facilities to establish the terms of the lease.

          The Nominating and Governance Committee of the Board of Directors recommends director candidates to the Board of Directors for nomination, in accordance with the Corporation's Amended Code of Regulations. The Committee will investigate and assess the background and skills of potential candidates. The Nominating and Governance Committee is empowered to engage a third party search firm to assist it in identifying candidates, but the Committee currently believes that the existing directors and executive management of the Corporation and its subsidiaries have sufficient networks of business contacts to identify candidates. Upon identifying a candidate for serious consideration, one or more members of the Nominating and Governance Committee would initially interview such candidate. If a candidate merited further consideration, the candidate would subsequently interview with all other Nominating and Governance Committee members (individually or as a group), meet the Corporation's Chief Executive Officer and other executive officers and ultimately meet many of the other Directors. The Nominating and Governance Committee would elicit feedback from all persons who met the candidate and then determine whether or not to recommend the candidate to the Board of Directors for nomination.

          United Bancorp's Corporate Governance Guidelines and Code of Ethics and Business Conduct set forth the following criteria for Directors: independence (a majority of the Directors must be independent); honesty and integrity; willingness to devote sufficient time to fulfilling duties as a Director; particular experience, skills or expertise relevant to the Corporation's business; depth and breadth of business and civic experience in leadership positions; and ties to United Bancorp's geographic markets. United Bancorp's Corporate Governance Guidelines provide that shareholders may propose nominees by submitting the names and qualifications of such persons to the Chairman of the Nominating and Governance Committee. Submissions are to be addressed to the Chairman of the Nominating and Governance Committee at the Corporation's executive offices, which submissions will then be forwarded to the Chairman. The Nominating and Governance Committee would then evaluate the possible nominee using the criteria outlined above and would consider such person in comparison to all other candidates. The submission should be made no later than December 31st of each year for consideration in regard to the next annual meeting of shareholders. The Nominating and Governance Committee is not obligated to recommend to the Board, nor the Board to nominate any such individual for election.

          The Nominating and Governance Committee has not hired any director search firm in 2006 and, accordingly, paid no fees to any such company. As indicated above, however, the Nominating and Governance Committee may do so in the future if necessary.

          Neither the Board nor the Nominating and Governance Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organizational meeting directly following the Annual Meeting, which results in most directors being able to attend the Annual Meeting. In 2006, all United Bancorp, Inc. Directors attended the Annual Meeting.

NOMINEES

CLASS "I" DIRECTORS. The following table sets forth-certain information with respect to the nominees as Class "I" Directors of the Corporation who will be voted upon at the Annual Meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director.

                              PRINCIPAL OCCUPATION FOR PAST     POSITIONS AND OFFICES    DIRECTOR
         NAME           AGE            FIVE YEARS             HELD WITH UNITED BANCORP     SINCE
         ----           ---   -----------------------------   ------------------------   --------
James W. Everson         68   Chairman, President and Chief   Chairman, President and      1969
                              Executive Officer, United       Chief Executive Officer,
                              Bancorp; Chairman and Chief     United Bancorp;
                              Executive Officer, The          Chairman, The Citizens
                              Citizens Savings Bank* until    Savings Bank.* Chairman,
                              Nov. 1, 2004. Chairman, The     Interim President and
                              Community Bank *                Chief Executive Officer,
                                                              The Community Bank*

John M. Hoopingarner     52   General Manager and                      Director            1992
                              Secretary-Treasurer,
                              Muskingum Watershed
                              Conservancy District

Richard L. Riesbeck      57   President, Riesbeck Food                 Director            1984
                              Market, Inc., a regional
                              grocery store chain

Matthew C. Thomas        50   President, M. C. Thomas                  Director            1988
                              Insurance Agency, Inc.

CONTINUING DIRECTORS

CLASS "II" DIRECTORS. The following table sets forth certain information with respect to Class "II" Directors of United Bancorp, whose terms expire in 2008.

                              PRINCIPAL OCCUPATION FOR PAST     POSITIONS AND OFFICES    DIRECTOR
         NAME           AGE             FIVE YEARS            HELD WITH UNITED BANCORP     SINCE
         ----           ---   -----------------------------   ------------------------   --------
Michael J. Arciello      72   Retired Vice President                   Director            1992
                              Finance, Nickles Bakeries,
                              Inc.

Terry A. McGhee          57   President and Chief Executive            Director            2001
                              Officer, Westerman, Inc., a
                              manufacturing company

L. E. Richardson, Jr.    74   Retired President - Southern             Director            1998
                              Ohio Community
                              Bancorporation, Inc.

----------
*    Subsidiaries of United Bancorp.

          There were no agreements or understandings pursuant to which any of the persons listed above was selected as a director.

          The Board of Directors of United Bancorp met 4 times in 2006. In 2006, each director attended at least 75% of the combined total of meetings of the Board of Directors and meetings of each committee on which such director served.

          The Board of Directors has adopted the United Bancorp, Inc. Corporate Governance Guidelines, which you may find on United Bancorp's website at www.unitedbancorp.com. The Board has also adopted the United Bancorp, Inc. Code of Ethics and Business Conduct, which you may find on United Bancorp's website at www.unitedbancorp.com.

          Shareholders may communicate directly to the Board of Directors in writing by sending a letter to the Board at: United Bancorp Board of Directors, 201 South Fourth Street, Martins Ferry, Ohio 43935. All letters directed to the Board of Directors will be received and processed by the Corporate Secretary and will be forwarded to the Chairman of the Nominating and Governance Committee without any editing or screening.

COMMITTEES OF THE BOARD

          The Board of Directors of United Bancorp has standing Executive, Audit, Compensation, and Nominating and Governance Committees. The Audit Committee has been established in accordance with section 3(a)(58)(A) of the Exchange Act. The membership of these committees is noted below.

          EXECUTIVE COMMITTEE. Mr. James W. Everson, Chairman, and Messrs. Hoopingarner, McGhee and Riesbeck are the members of the Corporation's Executive Committee. The Executive Committee met 4 times during 2006. The functions of this committee are to act in the stead of the board between meetings, to receive formal vendor presentations and to review with management and set the agenda for each board meeting. The Executive Committee members also serve as advisory trustees to the Corporation's defined benefit pension plan and as trustees to the Corporation's 401(k) and ESOP plans.

          AUDIT COMMITTEE. Mr. Arciello, Chairman, and Messrs. McGhee and Riesbeck are the members of the Audit Committee. The Audit Committee met 4 times during 2006. The functions of this Committee include the engagement of independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Corporation, approving the annual audit plan and reviewing the results of the procedures for internal auditing, reviewing the independence of the independent auditors, reviewing the Corporation's financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Corporation's internal controls and similar functions and approving all auditing and non-auditing services performed by its independent auditors. The Board of Directors has adopted a written charter for the Audit Committee which may be found on the Corporation's website at www.unitedbancorp.com. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) and the audit committee qualifications of Rule 4350(d)(2) of the National Association of Securities Dealers listing standards. The Board of Directors has determined that Michael J. Arciello is an audit committee financial expert for the Corporation and is independent as described in the preceding sentence. The report of the Audit Committee for 2006 appears under the caption "Report of the Audit Committee".

          COMPENSATION COMMITTEE. Mr. Thomas, Chairman, and Messrs. Hoopingarner and Richardson are the members of the Compensation Committee. The Board of Directors has a Compensation Committee comprised entirely of independent Directors. Director and executive officer compensation are determined by this Committee of the Board of Directors. The Board of Directors has adopted a Compensation Committee Charter which may be found on the Corporation's website at www.unitedbancorp.com. This Committee met twice during 2006. The Compensation Committee's report on executive compensation matters for 2006 appears under the caption "Compensation Committee Report on Executive Compensation".

          NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised entirely of independent Directors. Mr. Riesbeck, Chairman, and Messrs. Hoopingarner and McGhee are the members of the Nominating and Governance Committee. This Committee develops and recommends to the Board corporate governance policies and guidelines for the Corporation and for the identification and nomination of Director and committee member candidates and recommends to the Board for nomination by the Board in accordance with the Corporation's Amended Code of Regulations, nominees for election to the Board and appointment to committee membership.

          The Board of Directors has adopted a Nominating and Governance Committee Charter which may be found on the Corporation's website at www.unitedbancorp.com. This Committee met once in 2006.

                             AUDIT COMMITTEE REPORT

          The Audit Committee of the United Bancorp Board of Directors (the "Committee") is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors.

          Management is responsible for the Corporation's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes. In this context, the Committee has met and held discussions with management and the independent auditors. In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of United Bancorp's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

          The Committee also discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

          The Committee reviewed the audited consolidated financial statements of United Bancorp as of and for the year ended December 31, 2006, with management and the independent auditors. Based on the aforementioned review and discussions with management and the independent auditors, the Committee recommended to the Board that United Bancorp's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee also appointed the independent auditors.

                                                                 AUDIT COMMITTEE
                                                   Michael J. Arciello, Chairman
                                                                 Terry A. McGhee
                                                             Richard L. Riesbeck

                         PRINCIPAL ACCOUNTING FIRM FEES

          The following table sets forth the aggregate fees billed to United Bancorp for the fiscal years ended December 31, 2006 and December 31, 2005 by Grant Thornton LLP, United Bancorp's principal accounting firm for both years.

                       2006         2005
                     --------     -------
Audit Fees           $ 77,630     $62,500
Audit-Related Fees     17,700(a)   14,625(a)
Tax Fees                4,395(b)    7,750(b)
All Other Fees          2,000(c)    2,308(c)
                     --------     -------
   Total             $101,725     $87,183
                     ========     =======

----------
(a)  Includes fees for services related to benefit plan audits.

(b)  Includes fees for services related to tax compliance and tax planning.

(c)  Consent for public filings.

          The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed by its independent auditors, except as described below. The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the Board of Directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. No services were provided by Grant Thornton LLP pursuant to these exceptions.

                             EXECUTIVE COMPENSATION
                              AND OTHER INFORMATION

          The following information relates to compensation of management for the year ended December 31, 2006, unless otherwise noted below. Mr. Everson presently serves as Chairman of the Board of Directors of The Citizens Bank, of Martins Ferry, Ohio and Chairman, Interim President and CEO of The Community Bank, Lancaster, Ohio, each of which are wholly-owned subsidiary of the Company.

                      COMPENSATION DISCUSSION AND ANALYSIS

     Introduction. The Compensation Committee administers our executive compensation program. The committee, which is composed entirely of independent directors, is responsible for reviewing and determining executive officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the evaluation of all other officers and employees, for administering our incentive compensation programs, for approving and overseeing the administration of our employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the board with respect to director compensation. The President and Chief Executive Officer participates with respect to decisions concerning other executive officers of the Corporation.

          The Compensation Committee operates under a charter adopted by the board of directors. The Compensation Committee annually reviews the adequacy of its charter and recommends changes to the board for approval. The charter grants the Committee the authority to retain and terminate advisors, including compensation consultants, accountants and legal counsel, to assist in discharging its duties. The Compensation Committee meets at scheduled times during the year and also acts upon occasion by written consent. The chair of the committee reports on committee activities and makes committee recommendations at meetings of the board of directors.

     Compensation Philosophy. Our executive compensation programs seek to achieve and maintain equity with respect to balancing the interests of shareholders and executive officers, while supporting our need to attract and retain competent executive management. Toward this end, the management compensation committee has developed an executive compensation policy, along with supporting executive compensation plans and programs, which are intended to attain the following objectives:

     - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.

     -    Motivate Executive Officers to achieve strategic business goals.

     - Provide competitive compensation opportunities critical to the Corporation's long-term success.

          The committee collects and analyzes comparative executive compensation information from relevant peer groups, approves executive salary adjustments. Additionally, from time to time, the committee reviews other human resource issues, including qualified and non-qualified benefits, management performance appraisals, and succession planning.

          The Committee uses comparisons of competitive executive pay practices taken from banking industry compensation surveys and, from time-to-time, consultation with independent executive compensation advisors. Peer groups and competitive compensation practices are determined using executive compensation packages at bank holding companies and subsidiaries of comparable size to the Corporation and its subsidiaries.

          There are two principal components of the compensation program for all Executive Officers of the Corporation and its commercial bank subsidiaries; a base salary component and a cash bonus incentive component. Until 2006, the Corporation also had a long-term incentive compensation component in the form of a stock option plan. Awards can no longer be made under the plan, but the final grants that were made under the plan will not expire until 2015. The Corporation also has a 401(k) and employee stock ownership plan and a defined benefit pension plan.

          In making its decisions regarding annual salary adjustments, the committee reviews quantitative and qualitative performance factors as part of an annual performance appraisal. These are established for each executive position and the performance of the incumbent executive is evaluated annually against these standards. This appraisal is then integrated with market-based adjustments to salary ranges to determine if a base salary increase is merited.

          The accounting and tax treatment of particular forms of compensation materially do not affect the committee's compensation decisions. However, the committee evaluates the effect of such accounting and tax treatment on an ongoing basis and will make appropriate modifications to its compensation policies where appropriate.

     Components of Compensation. The elements of total compensation paid by the Corporation to its senior officers, including the President and Chief Executive Officer (the "CEO") and the other executive officers identified in the Summary Compensation Table which appears following this Compensation Discussion and Analysis (the CEO and the other executive officers identified in that Table are sometimes referred to collectively as the "Named Executive Officers"), include the following:

     -    Base salary;

     -    Awards under our cash-based incentive compensation program;

     -    Awards under our 401(k) and employee stock ownership plan;

     -    Benefits pursuant to our defined benefit pension plan; and

     -    Benefits under our life, health and disability plans.

 - Base Salary. The base salaries of the Named Executive Officers are reviewed by the Committee annually as well as at the time of any promotion or significant change in job responsibilities. The committee reviews peer group data to establish a market-competitive executive base salary program, combined with a formal performance appraisal system that focuses on awards that are integrated with strategic corporate objectives. Salary income for each Named Executive Officer for calendar year 2006 is reported in "Salary" column of the Summary Compensation Table, which appears following this Compensation Discussion and Analysis. The base salary amounts shown in the Summary Compensation Table include directors fees paid in 2006 for service as a director of United Bancorp or one or more of its subsidiary banks in the following amounts for these executive officers:

Mr. James W. Everson   $41,799
Mr. Scott A. Everson   $12,280

Incentive Cash Compensation. United Bancorp has established a short-term incentive compensation plan that provides for cash awards upon the achievement of performance targets established for each executive officer. The cash-based plan is designed to reward achievement of short-term performance goals. For 2006, the Compensation Committee selected goals based on United Bancorp's earnings per share, and growth in subsidiary bank loans and deposits, return on assets and return on equity. Threshold, target and maximum performance goals were set.

          The amount of the annual cash bonus that may be earned by an executive officer is based on his or her base salary and is weighted to reflect each participant's ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting. Awards under the Corporation's cash incentive compensation plan are based on the Corporation's earnings per share for the year and the satisfaction of bank performance benchmarks. The exact weighting and mix of these goals varies among the executive officers. For more information regarding the structure of this plan, see the section of this proxy statement captioned "Grants of Plan Based Awards." Additionally, the Chief Executive Officer may earn a cash bonus based on acquisitions by United Bancorp and the resulting growth in assets of the Corporation.

          United Bancorp did not meet the threshold goal for earnings per share in 2006, therefore the incentive award portion of each executive that related to earnings per share growth was zero for 2006. United Bancorp did not make any acquisitions in 2006. The Citizens Savings Bank met target goals for return on assets, return on equity and deposit growth. The Community Bank did not meet any of the goals set for executive officer incentive compensation.

 - 401(k) and Employee Stock Ownership Plan. The Company also offers a 401(k) plan, which covers all employees who have attained the age of 21 and have completed one year of service. Eligible employees may contribute up to $15,000 in 2006 and employees who have attained the age of 50 years or older may contribute an additional $5,000 in 2006. The Company may make a discretionary matching contribution equal to a percentage of each participant's elective deferral not to exceed 6% of the participant's annual compensation. Employer contributions are invested in the common stock of United Bancorp, Inc. under the Corporation's stock ownership plan. Employee contributions are always vested. Employer contributions become 100% vested after 3 years of service. The Corporation's contributions to the plan made on behalf of the Named Executive Officers is included in the "all other compensation" column in the summary compensation table.

 - Defined Benefit Pension Plan. The Corporation has a defined benefit pension plan which covers all fulltime employees 21 or over who have completed 1,000 hours of service during an anniversary year, measured from date of hire. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service and compensation rates near retirement. Benefits at retirement or vested termination of employment are based on years of credited service, and the average of the highest five consecutive years of compensation.

 - Group Life, Health and Disability Benefits. The Corporation provides healthcare, life and disability insurance and other employee benefits programs to its employees, including its senior officers, except that life insurance is not provided under the group plan to executive officers that participate in the split-dollar life insurance arrangements discussed more thoroughly below. The committee is responsible for overseeing the administration of these programs and believes that its employee benefits programs should be comparable to those maintained by other members of the relevant peer groups so as to assure that the Corporation is able to maintain a competitive position in terms of attracting and retaining officers and other employees. Except for United Bancorp's split dollar life insurance arrangements with its executive officers and certain directors our employee benefits plans are provided on a non-discriminatory basis to all employees.

          United Bancorp has split-dollar life insurance arrangements with its executive officers and certain directors that provide certain death benefits to the executive's beneficiaries upon his or her death. The agreements provide a pre- and post-retirement death benefit payable to the beneficiaries of the executive in the event of the executive's death. The Corporation has purchased life insurance policies on the lives of all participants covered by these agreements in amounts sufficient to provide the sums necessary to pay the beneficiaries, and the Corporation pays all premiums due on the policies. Under the arrangements, directors have the right to designate beneficiaries of death proceeds up to $100,000, subject to forfeiture of that right upon the occurrence of certain events. The named executive officers have the right to designate beneficiaries of death proceeds up to four times the named executive officer's annual base salary, subject to forfeiture of that right upon the occurrence of certain events. The actual gross death benefit amounts payable under this plan are disclosed under Payments and Benefits in Connection with Termination or Change-in-Control. The economic benefit (the imputed income amount of this insurance) for the year 2006 to the named executive officers is included in the amounts for each of these executive officers set forth in the Summary Compensation Table under the column "All Other Compensation." The economic benefit (the imputed income amount of this insurance) for the year 2006 to the directors is set forth in the Director Compensation Table under the column "All Other Compensation."

     2006 Executive Officer Compensation. For 2006 the executive officers named in the Summary Compensation Table received salaries that were intended to maintain their compensation at a competitive level. Adjustments in 2006 base salary were based upon each Named Executive's annual performance review, an annual review of peer compensation, and the overall performance of the company. These adjustments are consistent with the company's salary budget which is approved by the management compensation committee and becomes part of the overall budget approved annually by the board of directors.

          The Corporation provides a reasonable level of personal benefits, and perquisites to one or more named executive officers to support the business interests of the bank, provide competitive compensation, and to recognize the substantial commitment both professionally and personally expected from executive officers. The aggregate value of perquisites and personal benefits, as defined under SEC rules, provided to each named executive officer is less than the reporting threshold value of $10,000.

          As part of its compensation program the Corporation has entered into agreements with each of the Named Executive Officers pursuant to which they will be entitled to receive severance benefits upon the occurrence of certain enumerated events following a change in control. The events that trigger payment are generally those related to termination of employment without cause or detrimental changes in the executive's terms and conditions of employment. See Employment Contracts and Payments Upon Termination or "Change in Control" below for a more detailed description of these events. the Corporation believes that this structure will help: (i) assure the executives' full attention and dedication to the company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control,
(ii) assure the executives' objectivity for shareholders' interests, (iii) assure the executives of fair treatment in case of involuntary termination following a change in control, and (iv) attract and retain key talent during uncertain times.

                          COMPENSATION COMMITTEE REPORT

          The management compensation committee has reviewed and discussed with management the compensation discussion and analysis set forth above. Based on such review and discussions, the management compensation committee has recommended to the board of directors that the compensation discussion and analysis be included in this proxy statement and in the Annual Report on Form 10-K for the year ended December 31, 2006, filed by us with the Securities and Exchange Commission.

                                                          COMPENSATION COMMITTEE

                                                     Matthew C. Thomas, Chairman
                                                            John M. Hoopingarner
                                                            L.E. Richardson, Jr.

EXECUTIVE COMPENSATION. The following table sets forth the annual and long-term compensation for United Bancorp's Chief Executive Officer and its four other highest paid executive officers, as well as the total compensation paid to each individual during United Bancorp's last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                      CHANGE IN
                                                                                    PENSION VALUE
                                                                    NON-EQUITY    AND NONQUALIFIED
                                                   STOCK  OPTION  INCENTIVE PLAN      DEFERRED        ALL OTHER
    NAME AND PRINCIPAL             SALARY  BONUS  AWARDS  AWARDS   COMPENSATION     COMPENSATION    COMPENSATION
         POSITION           YEAR    ($)     ($)     ($)     ($)         ($)        EARNINGS ($)(1)     ($)(2)     TOTAL ($)
--------------------------  ----  -------  -----  ------  ------  --------------  ----------------  ------------  ---------
James W. Everson            2006  247,799    --     --      --          -0-               482          19,313      267,594
Chairman President &
Chief Executive Officer,
United Bancorp, Inc
Principal Position CEO
United Bancorp, Inc.

Scott A. Everson            2006  168,280    --     --      --         8,789            9,526           6,361      192,956
Senior Vice President &
Chief Operating Officer
United Bancorp, Inc.
Principal Position CEO
The Citizens Savings Bank

Randall M. Greenwood        2006  108,000    --     --      --         4,604            3,041           3,797      119,442
Senior Vice President,
Chief Financial Officer &
Treasurer, United Bancorp,
Inc.
Principal Position, CFO,
United Bancorp, Inc.

James A. Lodes              2006   98,000    --     --      --         8,423           16,289           4,333      127,045
Vice President,
Chief Lending Officer,
United Bancorp, Inc,
Principal Position, CLO,
the Citizens Savings Bank

Norman F. Assenza, Jr.      2006   94,000    --     --      --         8,079           28,533           5,493      136,105
Vice President Compliance
United Bancorp, Inc.
Principal Position,
Compliance and Internal
Auditor, The Citizens
Savings Bank

----------
(1) Reports increase in present value of the Defined Benefit Plan accrual from 2005 to 2006. Refer to Pension Benefits table for explanation of benefit and disclosure of present value of accumulated benefit as of 12/31/06.

(2) The amounts shown in this column for the most recently completed fiscal year were derived from the following figures: (1) contributions by United Bancorp to its 401(k) Plan: Mr. James W. Everson, $6,180; Mr. Scott A. Everson $5,700; Mr. Greenwood $3,240; Mr. Lodes, $3,459; and Mr. Assenza $2,820 (2) the economic benefit of life insurance coverage provided for the named executive officers: Mr. James W. Everson, $13,133; Mr. Scott A. Everson $661; Mr. Greenwood $557; Mr. Lodes, $874 and Mr. Assenza $2,673.

                           GRANTS OF PLAN-BASED AWARDS



                                                                                       ALL OTHER
                                                                                         STOCK
                                                                                        AWARDS:    ALL OTHER
                                                                                         NUMBER      STOCK                 GRANT
                                ESTIMATED FUTURE PAYOUTS    ESTIMATED FUTURE PAYOUTS       OF       AWARDS:    EXERCISE  DATE FAIR
                                    UNDER NON-EQUITY         UNDER EQUITY INCENTIVE      SHARES    NUMBER OF   OR BASE    VALUE OF
                                  INCENTIVE PLAN AWARDS            PLAN AWARDS          OF STOCK  SECURITIES   PRICE OF   STOCK &
                               --------------------------  --------------------------   OR STOCK  UNDERLYING    OPTION     EQUITY
                        GRANT  THRESHOLD  TARGET  MAXIMUM  THRESHOLD  TARGET  MAXIMUM    UNITS      OPTIONS     AWARDS     AWARDS
      NAME               DATE     ($)       ($)     ($)       (#)       (#)     (#)       (#)         (#)     ($/SHARE)      $
      ----              -----  ---------  ------  -------  ---------  ------  -------  ---------  ----------  ---------  ---------
James W. Everson                 38,625   51,500  103,000
Scott A. Everson                  7,313   33,150   66,300
Randall M. Greenwood              4,050   21,600   43,200
James A. Lodes                    7,350   19,600   39,200
Norman F. Assenza, Jr.            7,050   18,800   37,600

          The Corporation maintains a cash-based incentive compensation plan. The amount of the annual cash bonus that may be earned by an executive officer under this plan is based on his or her base salary and is weighted to reflect each participant's ability to affect the performance of United Bancorp, with the Chief Executive Officer having the largest weighting. The multiple by which the bonus of the Chief Executive Officer is determined under the plan is set at 25% of his base salary for the year (the "Base Multiple"). The Base Multiples for the Corporation's Senior Vice Presidents (Messrs. S. Everson and Greenwood) and Vice Presidents (Messrs. Lodes and Assenza) are set at 20% of their respective base salaries for the year.

          Awards under the Corporation's cash incentive compensation plan are based on two general and independent criteria: (1) the Corporation's earnings per share; and (2) the performance in various categories of the particular subsidiary bank over which the named executive has actual managerial responsibility. Under the plan, the entire potential bonus of the Corporation's Chief Executive Officer for the year is dependent upon the Corporation meeting or exceeding its earnings per share from the previous year, while 75% and 50%, respectively, of the Senior Vice Presidents' and Vice Presidents' potential bonuses are determined by reference to earnings per share. The balance of their incentive compensation is based upon their individual bank's financial performance. Under the Corporation's cash incentive compensation plan, each executive officer would have been entitled to receive earnings per share bonuses as follows:

     -    Earnings per share equal to previous year: 75% of Base Multiple

     - 05% Increase in earnings per share over previous year: 100% of Base Multiple

     - 10% Increase in earnings per share over previous year: 125% of Base Multiple

     - 15% Increase in earnings per share over previous year: 150% of Base Multiple

     - 17% Increase in earnings per share over previous year: 175% of Base Multiple

     - 20% Increase in earnings per share over previous year: 200% of Base Multiple

          The Corporation's earnings per share for 2006 did not meet or exceed the earnings per share for 2005. Consequently, no awards were made to any executive officer under this component of the Corporation's cash incentive compensation plan. J. Everson, as Chief Executive Officer of the Corporation, received no incentive compensation for 2006. As indicated above, the remaining portion of potential bonus payments for Senior Vice Presidents and Vice Presidents of the Corporation is determined by reference to personal achievement objectives and bank performance benchmarks including return on average equity, return on average assets, year end deposit balances, and year end loan balances. Threshold amounts indicated in the table above cover bonus compensation that would have been paid had the executive officer met minimum thresholds under each applicable criteria.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                                                                                   Stock Awards
                                                                                       ------------------------------------
                                                                                                                    Equity
                                                                                                                  Incentive
                                                                                                                     Plan
                                                                                                         Equity    Awards:
                                                                                                       Incentive    Market
                                                                                                          Plan        or
                                                                                                        Awards:     Payout
                                                                                               Market    Number     Value
                                               Option Awards(1)                        Number   Value      of         of
                        -------------------------------------------------------------    of      of     Unearned   Unearned
                                                      Equity                           Shares  Shares   Shares,    Shares,
                                                     Incentive                           or      or      Units      Units
                                                        Plan                            Units   Units      or         or
                                                      Awards:                            of      of      Other      Other
                         Number of     Number of     Number of                          Stock   Stock    Rights     Rights
                         Securities    Securities    Securities                         That    That      That       That
                         Underlying    Underlying    Underlying   Option                Have    Have      Have       Have
                        Unexercised   Unexercised   Unexercised  Exercise    Option      Not     Not      Not        Not
                        Options (#)   Options (#)    Unearned      Price   Expiration  Vested  Vested    Vested     Vested
Name                    Exercisable  Unexercisable  Options (#)     ($)       Date       (#)     ($)      (#)        ($)
----                    -----------  -------------  -----------  --------  ----------  ------  ------  ---------  ---------
James W. Everson              --          1,815          --       $10.15    1/16/2015    --      --        --         --
Randall M. Greenwood       9,343             --          --        11.65     3/1/2007    --      --        --         --
                              --         13,245          --         9.63    5/15/2015    --      --        --         --
Scott A. Everson              --         13,245          --         9.63    5/15/2015    --      --        --         --
                              --         12,100          --        12.15    8/23/2014    --      --        --         --
James A. Lodes                --             --          --           --           --    --      --        --         --
Norman F. Assenza, Jr.        --             --          --           --           --    --      --        --         --

----------
1. All outstanding options were awarded under the Corporations stock option plan, which expired in 2005.

                                PENSION BENEFITS

                                                                                  PRESENT
                                                               NUMBER OF YEARS    VALUE OF
                                                              CREDITED SERVICE  ACCUMULATED     PAYMENTS DURING
NAME                                 PLAN NAME                       (#)        BENEFIT ($)  LAST FISCAL YEAR ($)
----                  --------------------------------------  ----------------  -----------  --------------------
James W. Everson      United Bancorp, Inc. of Martins Ferry,          2            24,278             --
                      Ohio Employers' Pension Plan and Trust

Scott A. Everson      United Bancorp, Inc. of Martins Ferry,         16            37,355             --
                      Ohio Employers' Pension Plan and Trust

Randall M. Greenwood  United Bancorp, Inc. of Martins Ferry,          9            21,787             --
                      Ohio Employers' Pension Plan and Trust

James A. Lodes        United Bancorp, Inc. of Martins Ferry,         13           132,951             --
                      Ohio Employers' Pension Plan and Trust

Norman F. Assenza     United Bancorp, Inc. of Martins Ferry,         27           280,615             --
                      Ohio Employers' Pension Plan and Trust

          The Company has a defined benefit pension plan which covers all fulltime employees 21 or over who have completed 1,000 hours of service during an anniversary year, measured from date of hire. The plan calls for benefits to be paid to eligible employees at retirement, based primarily upon years of service and compensation rates near retirement. It may provide monthly benefits commencing as early as age 50, but not later than age 70, for employees who terminate employment or retire with 5 or more years of credited service. Benefits at retirement or vested termination of employment are based on years of credited service, and the average of the highest five consecutive years of compensation. The plan is integrated with social security covered compensation. In connection with his retirement as Chief Executive Officer of the Citizens Savings Bank subsidiary of United Bancorp on November 1, 2004, Mr. James Everson elected a lump sum distribution from the plan in 2004 reflecting his then 43 years of credited service under the plan.

          The present values of accumulated benefits were calculated in accordance with Statement of Financial Accounting Standards No. 35. Key actuarial assumptions used in the calculations include: (1) assumed long-term investment return of 7.0% annually; (2) the 1983 Group Annuity Mortality Table;
(3) a table of probabilities of termination of employment before retirement, and
(4) an assumed retirement age of 65.

                       NONQUALIFIED DEFERRED COMPENSATION

                     EXECUTIVE       REGISTRANT     AGGREGATE           AGGREGATE             AGGREGATE
                  COMPENSATION IN   CONTRIBUTIONS  EARNINGS IN  WITHDRAWALS/DISTRIBUTIONS  BALANCE AT LAST
NAME               LAST FY ($)(1)  IN LAST FY ($)  LAST FY ($)             ($)                FY ($)(2)
----              ---------------  --------------  -----------  -------------------------  ---------------
James W. Everson       41,799             0           13,861                0                  312,932
Scott A. Everson       12,280             0            2,351                0                   55,489

----------
1 This amount represents deferred director fees reported as Salary in the Summary Compensation Table.

2 Aggregate balances include amounts of contributions and earnings since the plan's inception in 1996. Contributions by each of the named executive officers were previously disclosed as compensation for the year earned.

          United Bancorp, Inc. has established a deferred compensation plan for the benefit of its directors and the directors of its subsidiary banks. Both James and Scott Everson participate in this plan in their capacity as directors, along with directors Hoopingarner, McGhee and Thomas. For more information regarding this plan, see the section of this proxy statement captioned "Director Compensation."

                     EMPLOYMENT CONTRACTS AND PAYMENTS UPON
                       TERMINATION OR "CHANGE IN CONTROL"

                                                          PAYMENT ON DEATH OR DISABILITY UNDER
NAME OF EXECUTIVE     AMOUNT PAID ON CHANGE IN CONTROL  SPLIT-DOLLAR LIFE INSURANCE ARRANGEMENTS
-----------------     --------------------------------  ----------------------------------------
James W. Everson                  $843,491                              $824,000
Scott A. Everson                  $415,928                              $624,000
Randall M. Greenwood              $255,542                              $432,000
James A. Lodes                    $118,764                              $392,000
Norman F. Assenza                 $113,753                              $376,000

          The Company has entered into change-in-control agreements with Messrs. James W. Everson, Scott A. Everson, Greenwood. Lodes and Assenza. The agreements provide that Mr. James W. Everson, Mr. Scott A. Everson, Mr. Greenwood, Mr. Lodes and Mr. Assenza will be entitled to a lump sum severance benefit in the event of their involuntary termination of employment (other than for cause) following a "change in control" of the Corporation, as defined in the Agreements. In the event of a change in control and the involuntary termination of employment, the agreements provide that Mr. James W. Everson will receive
2.99 times his annual compensation, Mr. Scott A. Everson will receive 2.0 times his annual compensation, Mr. Greenwood will receive 2.0 times his annual compensation and Mr. Lodes will receive 1.0 times his annual compensation and Mr. Assenza will receive 1.0 times his annual compensation in a lump sum cash payment. If a change in control had occurred as of December 31, 2006, this would have resulted in payments to the executives as shown on the above table. Also included in the table are amounts that would be payable to the executive or their estate pursuant to the Corporation's split-dollar life insurance arrangements. Benefits accrued as of December 31, 2006 for the Named Executive Officers under the Corporation's defined benefit pension and nonqualified deferred compensation plans are disclosed above under the applicable tables.

                              DIRECTOR COMPENSATION

                                                           CHANGE IN
                                                         PENSION VALUE
                                                              AND
                         FEES              NON-EQUITY     NONQUALIFIED
                      EARNED OR   STOCK  INCENTIVE PLAN     DEFERRED      ALL OTHER
                       PAID IN   AWARDS   COMPENSATION    COMPENSATION  COMPENSATION
NAME                   CASH ($)    ($)         ($)        EARNINGS ($)       ($)      TOTAL ($)
----                  ---------  ------  --------------  -------------  ------------  ---------
Michael J. Arciello     25,870      0           0              0               0        25,870
John M. Hoopingarner    28,300      0           0              0             281        28,581
Terry A. McGhee         25,450      0           0              0             468        25,918
L.E. Richardson, Jr.    22,670      0           0              0               0        22,670
Richard L. Riesbeck     29,640      0           0              0             520        30,160
Matthew C. Thomas       27,840      0           0              0             230        28,070

          United Bancorp compensates each director for services as a director in the following manner: each director receives an annual retainer fee of $7,500 regardless of board meeting attendance and $520 per meeting attended. Each member of the Executive Committee and Compensation Committee receives $230 for each meeting attended. The Chairman of the Audit Committee receives $430 and each other member of the Audit Committee receives $268 for each meeting of the Audit Committee attended other than those held in connection with a meeting of the Board of Directors. Amounts indicated under the "All Other Compensation" column represent the annual economic benefit imputed to each of the respective directors under the Corporation's split dollar life insurance arrangement for the year 2006.

          United Bancorp, Inc. has also established a deferred compensation plan for the benefit of its directors and the directors of its subsidiary banks. The Plan is an unfunded deferred compensation plan for tax purposes and for purposes of Title I of ERISA. Amounts deferred by directors under the Plan shall remain unrestricted assets of the Corporation, and participants have the status of general unsecured creditors of the Corporation. Any member of the Board of Directors who desires to participate in the Plan may elect for any year, on or before the 31st day of December of the preceding year, to defer all or a specified part of the fees which thereafter shall be payable to him for services in the succeeding year. Additionally, such an election may be made at any time within thirty (30) days following the date on which a person is elected to the Board of Directors if such person was not a member of the Board on the preceding December 31st, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. A Director may also make such an election within thirty (30) days following adoption of the Plan by such subsidiary of United Bancorp, Inc. which had not previously participated in the Plan, provided that such election shall apply only for fees earned for services performed subsequent to the election for such calendar year. At least annually a Director's account balances or credits shall be deemed to be invested in United Bancorp, Inc. Common Stock and the Director's account shall be credited with any subsequent dividends with respect to the Common Stock credited to his or her account.

          When a participating Director ceases to be a member of the Board, the Corporation shall pay him or her in equal annual installments or at his irrevocable election, in one lump sum, the aggregate number of shares of United Bancorp, Inc. Common Stock, (including, without limitation shares deemed to be acquired through reinvested dividends) that are credited to his or her account as of the close of business on the date of the termination of his membership on the Board, together with any cash account balance which has not yet been deemed invested in United Bancorp, Inc. Common Stock. The annual installment payment option shall be over a period not to exceed ten years.

          Amounts deferred by participating directors during 2006 are indicated in the table below.

NAME                  DIRECTOR COMPENSATION IN LAST FY ($)
----                  ------------------------------------
John M. Hoopingarner                  5,660
Terry A. McGhee                      12,725
Matthew C. Thomas                     5,591

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS.

          In 2006 the Compensation Committee members were Matthew C. Thomas, Chairman, John M. Hoopingarner and L.E. Richardson, Jr. All members of the compensation committee are independent directors, and none of them are present or past employees or officers of the Corporation or any of its subsidiaries. No member of the compensation committee has had any relationship with the Corporation requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with United Bancorp's subsidiary banks. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. It is expected that similar transactions will occur in the future. Mr. James W. Everson, Chief Executive Officer of the Corporation, does not participate in any deliberations or decisions regarding his own compensation. During 2006, no executive officers of the Corporation served on any board or compensation committee of any other entity that has an executive officer which serves on our board or compensation committee.

                              CERTAIN TRANSACTIONS

          United Bancorp has engaged and intends to continue to engage in the lending of money through its subsidiary banks to several of its Directors, executive officers and corporations or other entities in which they may own a controlling interest. The loans to such persons (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than a normal risk of collectibility or present other unfavorable features. Except for the specific transactions described above no director, executive officer or beneficial owner of more than five percent of the Corporation's outstanding voting securities (or any member of their immediate families) engaged in any transaction with the Corporation during 2006 in which the amount involved exceeded $120,000.

          It is customary and routine for directors, officers and employees of community banks and their spouses, family members and associates to do business with their community bank. Such a relationship, including specifically routine banking business, is viewed as beneficial to the Corporation and is encouraged, so long as such relationships are fair and reasonable to the Corporation and are entered into upon terms and conditions generally available to the public, or similar to that which could be obtained from an independent third party. In that regard, pursuant to the Corporation's Code of Ethics and business Conduct, United Bancorp may do business and have financial dealings with directors, officers and employees and their respective spouses, family members and associates provided either of the following criteria are satisfied:

          - such business or financial dealings involve United Bancorp's subsidiary banks or any other financial services subsidiary providing banking or financial services to such person in the ordinary course of business upon terms and conditions generally available to the public, to the extent such arrangements are made in compliance with all applicable banking and securities laws and regulations; or

          - the terms and conditions of such relationship have been presented to and approved by the Audit Committee of United Bancorp's Board of Directors, including any "related party transaction" requiring disclosure in United Bancorp's annual meeting proxy statement. In the event any member of the Audit Committee, any entity controlled by such member, or any associate or family member of such member, proposes to provide products or services to the Corporation, such member must recuse him or herself from the discussion and decision about the appropriateness of such arrangement.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16 of the Securities Exchange Act of 1934 requires United Bancorp's executive officers, directors and more than ten percent shareholders ("Insiders") to file with the Securities and Exchange Commission and United Bancorp reports of their ownership of United Bancorp securities. Based upon written representations and copies of reports furnished to United Bancorp by Insiders, all Section 16 reporting requirements applicable to Insiders during 2006 were satisfied on a timely basis.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

          Shareholders may submit proposals appropriate for shareholder action at the Corporation's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. For proposals to be considered for inclusion in the Proxy Statement for the 2008 Annual Meeting, they must be received by the Corporation no later than November 27, 2007. Such proposals should be directed to United Bancorp, Inc., Attention: Chief Executive Officer, 201 South Fourth Street, Martins Ferry, Ohio 43935. Pursuant to the Corporation's Code of Regulations, the latest possible cut-off for any shareholder to propose a matter to be acted upon at the 2008 Annual Meeting of Shareholders is the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed. If notice has not been provided by that date, the business may not be considered at the Annual Meeting. In addition, the proxy cards delivered in connection with next year's Annual Meeting will confer discretionary voting authority, to be exercised in the judgment of the Corporation's Board of Directors, with respect to any shareholder proposal received less than 45 days prior to the anniversary of the mailing date of this year's proxy materials, which deadline will fall on or around February 11, 2008. The Corporation also retains its authority to discretionarily vote proxies with respect to shareholder proposals received after November 27, 2007 but prior to February 11, 2008, unless the proposing shareholder takes the necessary steps outlined in Rule 14a-4(c)(2) under the Securities Exchange Act of 1934 to ensure the proper delivery of proxy materials related to the proposal.

          In order to make a director nomination at a shareholder meeting, it is necessary that you notify United Bancorp not less than 40 days nor more than 60 days prior to the date of the meeting. In addition, the notice must meet all other requirements contained in the Company's Code of Regulations.

                              SELECTION OF AUDITORS

          For the fiscal year ended December 31, 2006, Grant Thornton LLP ("Grant Thornton") served the Corporation as independent auditor. The Audit Committee has retained Grant Thornton as United Bancorp's independent auditor for fiscal year 2007. We expect representatives of Grant Thornton to be present at the Annual Meeting with the opportunity to make statements if they so desire and to be available to respond to appropriate questions raised at the Annual Meeting.

                                 OTHER BUSINESS

          Management is not aware of any other matter which may be presented for action at the meeting other than the matters set forth herein. Should any matter other than those set forth herein be presented for a vote of the shareholders, the proxy in the enclosed form directs the persons voting such proxy to vote in accordance with their judgment.

                          ANNUAL REPORT TO SHAREHOLDERS

          United Bancorp's Annual Report for its fiscal year ended December 31, 2006 accompanies this Proxy Statement but is not part of our proxy soliciting material. You may obtain additional copies of our Annual Report by requesting them from Norman F. Assenza, Jr., United Bancorp's Secretary. A library of United Bancorp's annual reports can be accessed on the Corporation's website at www.unitedbancorp.com.

          WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE OR VOTE VIA PHONE OR INTERNET WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                              UNITED BANCORP, INC.

                                 APRIL 18, 2007

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.

                20400000000000000000 4                                                 041807

----------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
----------------------------------------------------------------------------------------------------------------------------

1.   To Elect as Directors the Nominees                 2.   Upon the direction of the Board of Directors, the proxy holders
     Set Forth at Below:                                     are authorized to vote upon such other business as may properly come before the Annual Meeting.
                             NOMINEES:
[ ] FOR ALL NOMINEES         [ ] James W. Everson       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                             [ ] John M. Hoopingarner   ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THIS
                             [ ] Richard L. Riesbeck    PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
[ ] WITHHOLD AUTHORITY       [ ] Matthew C. Thomas      HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE
    FOR ALL NOMINEES                                    PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY
                                                        THE BOARD OF DIRECTORS.
[ ] FOR ALL EXCEPT
    (See instructions below)                            YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY
                                                        FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY      ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
             INDIVIDUAL NOMINEE(S), MARK "FOR ALL
             EXCEPT" AND FILL IN THE CIRCLE NEXT TO
             EACH NOMINEE YOU WISH TO WITHHOLD, AS
             SHOWN HERE: [X]
-----------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note   [ ]
that changes to the registered name(s) on the
account may not be submitted via this method.
-----------------------------------------------------


Signature of Shareholder                    Date:              Signature of Shareholder                    Date:
                         ------------------       ------------                          ------------------       -----------

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              UNITED BANCORP, INC.

                              PROXY ANNUAL MEETING
                                 APRIL 18, 2007
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoint Mr. John M. Hoopingarner, Mr. Terry A. McGhee and Mr. Richard L. Riesbeck as Proxies, each with the power to appoint his substitute, and hereby authorize each of them to represent and to vote, as designated on the reverse side, all the common shares of United Bancorp, Inc. held of record by the undersigned on March 9, 2007, at the Annual Meeting of Shareholders to be held on April 18, 2007, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

                                                                           14475

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              UNITED BANCORP, INC.

                                 APRIL 18, 2007

                            PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                        - OR -

TELEPHONE - Call toll-free 1-800-PROXIES from any       COMPANY NUMBER _______________________
touch-tone telephone and follow the instructions.
Have your proxy card available when you call.           ACCOUNT NUMBER _______________________

                       - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the on-screen instructions. Have your proxy card available when you access the web page.

----------------------------------------------------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
----------------------------------------------------------------------------------------------------------------------------

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

                20400000000000000000 4                                                 041807

----------------------------------------------------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
----------------------------------------------------------------------------------------------------------------------------

1.   To Elect as Directors the Nominees Set Forth at    2.   Upon the direction of the Board of Directors, the proxy holders
     Below:                                                  are authorized to vote upon such other business as may properly come before the Annual Meeting.
                             NOMINEES:
[ ] FOR ALL NOMINEES         [ ] James W. Everson       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
                             [ ] John M. Hoopingarner   ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THIS
                             [ ] Richard L. Riesbeck    PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
[ ] WITHHOLD AUTHORITY       [ ] Matthew C. Thomas      HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE
    FOR ALL NOMINEES                                    PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY
                                                        THE BOARD OF DIRECTORS.
[ ] FOR ALL EXCEPT
    (See instructions below)                            YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY
                                                        FORM WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY      ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
             INDIVIDUAL NOMINEE(S), MARK "FOR ALL
             EXCEPT" AND FILL IN THE CIRCLE NEXT TO
             EACH NOMINEE YOU WISH TO WITHHOLD, AS
             SHOWN HERE: [X]
-----------------------------------------------------
To change the address on your account, please
check the box at right and indicate your new
address in the address space above. Please note   [ ]
that changes to the registered name(s) on the
account may not be submitted via this method.
-----------------------------------------------------


Signature of Shareholder                    Date:              Signature of Shareholder                    Date:
                         ------------------       ------------                          ------------------       -----------

     NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.